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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2005

FISCHER IMAGING CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 North Grant Street Denver, Colorado		80241
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-6800
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        Certain statements contained in this Current Report on Form 8-K constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the Company's plans to improve operating efficiencies and the amount and timing of the restructuring charge.. These statements involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from such forward-looking statements, including the ability to implement our operating plan, the impact of continuing losses on our liquidity, and actions taken to maintain liquidity and our ability to predict accurately the demand for our product. The forward-looking statements contained herein are also subject to risk and uncertainties generally applicable to Fischer's business, certain of which are described as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2004. Readers are cautioned to avoid placing undue reliance on such forward-looking statements, which speak only as of the date the statements are made. It is recommended that our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 be read together with this report to better understand our business, results of operations and financial condition.

Item 2.05 Costs Associated with Exit or Disposal Activities

        Fischer Imaging Corporation (the "Company") eliminated 34 positions in its Thornton, Colorado facility on June 30, 2005. Most of these positions were eliminated as part of the Company's continued implementation of its previously announced plan to improve operating efficiencies in order to reduce cost of sales, improve gross margin and lower overall operating costs as a percentage of revenues. In addition, a small number of positions were eliminated as a result of the Company's recent agreement with Hologic, Inc. to sell to Hologic, Inc. all of the Company's intellectual property relating to its mammography business and products, including rights to the Company's SenoScan digital mammography and MammoTest stereotactic breast biopsy systems. The asset sale is subject to the approval of the Company's stockholders and other closing conditions. The Company expects to recognize a pre-tax restructuring charge related to cash severance payments estimated to be $350,000 in the second quarter ended June 30, 2005.    Approximately 60% of the cash severance payments will be paid out in the third quarter ending September 30, 2005 with the balance paid out over future quarters.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION
Date: July 7, 2005	By:	/s/ DAVID KIRWAN David Kirwan Senior Vice President and Chief Financial Officer

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  Item 2.05 Costs Associated with Exit or Disposal Activities